UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2025

Rocket Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 1, 2025, Rocket Companies, Inc. (“Rocket” or the “Company”) completed the previously announced acquisition of Redfin Corporation (“Redfin”), a Delaware corporation. Pursuant to the Agreement and Plan of Merger, dated as of March 9, 2025 (the “Merger Agreement”), by and among the Company, Redfin and Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Redfin (the “Merger”), with Redfin surviving the Merger and continuing as a wholly owned subsidiary of the Company. As consideration for the Merger, approximately 103,391,679 shares of Rocket Class A common stock, par value $0.00001 (“Rocket common stock”) were issued to the stockholders of Redfin.

Item 1.01	Entry into Material Definitive Agreement.

Convertible Notes

In connection with the Merger, Rocket became a co-obligor under the 0.00% convertible senior notes due 2025 issued by Redfin in October 2020 (the “2025 Notes”) and the 0.50% convertible senior notes due 2027 issued by Redfin in March 2021 (the “2027 Notes” and, together with the 2025 Notes, the “Convertible Notes”). The 2025 Notes mature on October 15, 2025, unless earlier converted, reduced or repurchased. The 2027 Notes mature on April 1, 2027, unless earlier converted, reduced or repurchased. Interest for the 2025 Notes is payable semi-annually in arrears on April 15 and October 15 of each year and interest for the 2027 Notes is payable semi-annually in arrears on April 1 and October 1 of each year.

Effective as of July 1, 2025, upon a conversion of the 2025 Notes pursuant to the terms provided for in the indenture governing the 2025 Notes, holders of the 2025 Notes will be entitled to convert each $1,000 principal amount of such 2025 Notes into 10.9315392 shares of Rocket common stock. Effective as of July 1, 2025, upon a conversion of the 2027 Notes pursuant to the terms provided for in the indenture governing the 2027 Notes, holders of the 2027 Notes will be entitled to convert each $1,000 principal amount of such 2027 Notes into 8.4744792 shares of Rocket common stock. The conversion rate is subject to adjustment if certain events occur. Holders of the Convertible Notes who convert their Convertible Notes following certain corporate events or if we deliver a notice of redemption are, under certain circumstances, entitled to an increase in the conversion rate.

The Convertible Notes are subject to redemption at our option if the last reported sale price of our common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading days ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption. The Convertible Notes may be redeemed in whole or in part so long as (in the case of partial redemption) at least $100 million principal amount of the Convertible Notes remains outstanding. The redemption price will be 100% of the principal amount of the Convertible Notes to be redeemed, plus any accrued and unpaid special interest to, but excluding, the redemption date.

The indentures governing the Convertible Notes include customary terms and covenants, including certain events of default after which the Convertible Notes may become due and payable immediately.

Holders of the Convertible Notes may convert all or a portion of their Convertible Notes prior to the close of business on July 14, 2025 for the 2025 Notes and January 1, 2027 for the 2027 Notes, in integral multiples of $1,000 principal amount, only under the following circumstances:

•	during any calendar quarter (and only during such calendar quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price of the Convertible Notes on each applicable trading day;

•	during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of the Convertible Notes for each trading day of such measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate of the Convertible Notes on each such trading day;

•	if we call such Convertible Notes for redemption, at any time prior to the close of business on the scheduled trading day prior to the redemption date; or

•	upon the occurrence of specified corporate events.

The maximum number of shares of our common stock issuable upon conversion of the Convertible Notes is 6,396,493 shares.

In the event of a fundamental change, holders of the Convertible Notes may require us to repurchase all or a portion of their Convertible Notes at a price equal to 100% of the principal amount of the Convertible Notes, plus any accrued and unpaid special interest to, but excluding, the fundamental change date.

Rocket and Rocket Mortgage Notes

On July 1, 2025, Redfin entered into that certain Supplemental Indenture to that certain Indenture, dated as of June 20, 2025, among Rocket, U.S. Bank Trust Company, National Association, as trustee, and the guarantors party thereto, governing Rocket’s 6.125% senior notes due 2030 (the “2030 Rocket Notes”) and 6.375% senior notes due 2033 (the “2033 Rocket Notes” and together with the 2030 Rocket Notes, the “Rocket Notes”), pursuant to which Redfin has agreed to guarantee Rocket’s obligations under the Rocket Notes.

Additionally, on July 1, 2025, Redfin entered into that certain (i) Third Supplemental Indenture to that certain Indenture, dated as of December 8, 2017 among Rocket Mortgage, LLC, a Michigan limited liability company (“Rocket Mortgage”), Deutsche Bank Company Americas, as trustee (“Deutsche Bank”) and the guarantors party thereto, governing Rocket Mortgage’s 5.250% senior notes due 2028 (the “2028 Rocket Mortgage Notes”), (ii) Second Supplemental Indenture to that certain Indenture, dated as of September 14, 2020, among Rocket Mortgage, Rocket Mortgage Co-Issuer, Inc., a Michigan corporation (“Rocket Mortgage Co-Issuer”), Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s 3.625% senior notes due 2029 (the “2029 Rocket Mortgage Notes”) and 3.875% senior notes due 2031 (the “2031 Rocket Mortgage Notes”) and (iii) Second Supplemental Indenture to that certain Indenture, dated October 5, 2021 among Rocket Mortgage, Rocket Mortgage Co-Issuer, Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s 2.875% senior notes due 2026 (the “2026 Rocket Mortgage Notes”) and 4.00% senior notes due 2033 (the “2033 Rocket Mortgage Notes” and together, with the 2028 Rocket Mortgage Notes, the 2029 Rocket Mortgage Notes, the 2031 Rocket Mortgage Notes and the 2026 Rocket Mortgage Notes, the “Rocket Mortgage Notes”), pursuant to which the Redfin agreed to guarantee Rocket’s obligations under the Rocket Mortgage Notes.

The foregoing description of the Convertible Notes, Rocket Notes and Rocket Mortgage Notes does not purport to be complete and is qualified in its entirety by reference to the indentures and supplemental indentures governing such Convertible Notes, Rocket Notes and Rocket Mortgage Notes, copies of which are filed as Exhibit 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 to this Current Report on Form 8-K and are incorporated into this Current Report on Form 8-K by reference in their entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2025, the Merger became effective and Redfin became a wholly owned subsidiary of Rocket.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Redfin common stock, par value $0.001 per share (collectively, the “Redfin Shares”) (other than Redfin Shares owned directly or indirectly by the Company, Redfin, Merger Sub or any of the Company’s or Merger Sub’s respective wholly owned subsidiaries immediately prior to the Effective Time), was automatically converted into the right to receive 0.7926 shares (the “Exchange Ratio”) of Rocket common stock and cash payable in lieu of fractional shares, without interest and subject to any applicable withholding taxes.

At the Effective Time, (i) each option to purchase Redfin Shares granted by Redfin that was unexpired, unexercised and outstanding as of the Effective Time, whether vested or unvested (each, a “Redfin Option”), was assumed by the Company and converted into an option to acquire that number of shares of Rocket common stock equal to the product obtained by multiplying (x) the number of Redfin Shares subject to such Redfin Option by (y) the Exchange Ratio (each, an “Assumed Option”) and the exercise price of the Assumed Option was equal to the exercise price of the Redfin Option divided by the Exchange Ratio; and (ii) each restricted stock unit granted by Redfin, including performance-based restricted stock units converted to time-based restricted stock units in accordance with their terms and the Merger Agreement, that was unexpired, unsettled and outstanding as of the Effective Time, whether vested or unvested (each, a “Redfin RSU”), was assumed by the Company and converted into an award to receive that number of shares of Rocket common stock equal to the product obtained by multiplying (x) the number of Redfin Shares subject to such Redfin RSU by (y) the Exchange Ratio (each, an “Assumed Unit”); in each case, with substantially identical terms and conditions as were applicable to the corresponding Redfin awards immediately prior to the Effective Time, except as such terms and conditions were modified by the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Rocket with the Securities and Exchange Commission (the “SEC”) on March 10, 2025 and which is incorporated into this Current Report on Form 8-K by reference in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the assumption of the Convertible Notes is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference. The Company will settle conversions of the Convertible Notes by paying and/or delivering, as the case may be, cash, shares of the Rocket common stock or a combination of cash and shares of the Rocket common stock, at the Company’s election. Neither the Convertible Notes nor the underlying shares of common stock have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company does not intend to file a shelf registration statement for the resale of the Convertible Notes or any common stock issuable upon conversion of the Convertible Notes.

Item 7.01	Regulation FD Disclosure.

On July 1, 2025, the Company issued a press release announcing the completion of the Merger. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business or funds acquired

The audited consolidated financial statements of Redfin as of and for the fiscal year ended December 31, 2024 and the related notes are incorporated by reference to Part II, Item 8 of Redfin’s Annual Report on Form 10-K, filed with the SEC on February 27, 2025.

The unaudited consolidated financial statements of Redfin as of and for the three months ended March 31, 2025 and the related notes are incorporated by reference to Item 1 of Redfin's Quarterly Report on Form 10-Q , filed with the SEC on May 9, 2025.

(b)	Pro forma financial information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025 and the unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2025 and for the year ended December 31, 2024, giving effect (among others) to the Merger, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 9, 2025, by and among Rocket Companies, Inc., Merger Sub and Redfin (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 10, 2025)
4.1	Indenture, dated as of October 20, 2020, between Redfin Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 to Redfin’s Current Report on Form 8-K filed with the SEC on October 20, 2020)
4.2	Indenture, dated as of March 25, 2021, between Redfin Corporation and Wells Fargo Bank, National Association (incorporated by reference to Redfin’s Current Report on Form 8-K filed with the SEC on March 25, 2021)
4.3	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and Wells Fargo Bank, National Association
4.4	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and Wells Fargo Bank, National Association
4.5	Third Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC and Deutsche Bank Trust Company Americas
4.6	Second Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC, Rocket Mortgage Co-Issuer, Inc. and Deutsche Bank Trust Company Americas
4.7	Second Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC, Rocket Mortgage Co-Issuer, Inc. and Deutsche Bank Trust Company Americas
4.8	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and U.S. Bank Trust Company, National Association
23.1	Consent of Deloitte & Touche LLP
99.1	Press Release, dated July 1, 2025
99.2	Unaudited pro forma condensed combined financial information of Rocket Companies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

Forward-Looking Statements

This communication contains statements herein regarding the Convertible Notes and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name: Noah Edwards
Title: Chief Accounting Officer